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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 5, 2002


                               DANAHER CORPORATION
               (Exact name of registrant as specified in charter)


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              Delaware                     001-08089             59-1995548
   (State or other jurisdiction of (Commission File Number)    (IRS Employer
           incorporation)                                    Identification No.)
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                         2099 Pennsylvania Avenue, N.W.
                                   12th Floor
                           Washington, D.C. 20006-1813
              (Address of Principal Executive Offices and Zip Code)


                                 (202) 828-0850
              (Registrant's telephone Number, including area code)

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ITEM 5.  OTHER EVENTS

         On March 5, 2002, the Securities and Exchange Commission ("SEC") declared effective the Registration Statement on Form S-3 (Commission File No. 333-83186) (the "Registration Statement") of Danaher Corporation (the "Company"), which permits the Company to issue up to an aggregate of $1,000,000,000 of common stock, preferred stock, warrants, debt securities, depositary shares, stock purchase contracts and stock purchase units. The prospectus dated March 5, 2002 included in the Registration Statement is referred to as the "Prospectus."

         On March 5, 2002, the Company issued a press release announcing the offering of 5,000,000 shares of its common stock, $0.01 par value per share, pursuant to the Registration Statement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and incorporated herein by reference. On March 6, 2002, the Company issued a press release announcing that it had completed an offering of 6,000,000 shares of its common stock (together with the shares to be issued pursuant to the exercise of the over-allotment option as described below, the "Shares") at a public offering price of $70.00 per share, for aggregate net proceeds of approximately $405,000,000. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2, and incorporated herein by reference. The Underwriters (as defined below) exercised their over-allotment option with respect to 900,000 shares of Company common stock on March 8, 2002.

         The Company has filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, the Prospectus together with a supplement to the Prospectus dated March 6, 2002, relating to the issuance and sale of the Shares.

         In connection with the Company's offering of the Shares, the Company entered into an Underwriting Agreement with Salomon Smith Barney Inc. and Lehman Brothers Inc., as representatives of the underwriters listed on Schedule I attached thereto (the "Underwriters"), dated March 6, 2002, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit No.      Description
-----------      -----------

1.1 Underwriting Agreement by and among the Company, Salomon Smith Barney Inc. and Lehman Brothers Inc., dated March 6, 2002.

5.1              Legal Opinion of Wilmer, Cutler & Pickering

23.1             Consent of Wilmer, Cutler & Pickering (included in Exhibit 5.1)

99.1             Press release, dated March 5, 2002

99.2             Press release, dated March 6, 2002

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                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DANAHER CORPORATION


                                  By:      /s/ Christopher C. McMahon
                                     ------------------------------------------
                                         Name:     Christopher C. McMahon
                                         Title:    Vice President and Controller

Dated:   March 11, 2002